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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)

                               NOVEMBER 17, 1994

                              POPE & TALBOT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
           DELAWARE                          1-7852                         94-0777139
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)              (IRS EMPLOYER
      OF INCORPORATION)                                                 IDENTIFICATION NO.)

            1500 S.W. FIRST AVENUE
               PORTLAND, OREGON                                   97201
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)
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                                 (503) 228-9161
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 5. OTHER EVENTS

     (a) On November 17, 1994, Pope & Talbot, Inc. sent a letter to its shareholders discussing its operations during 1994. Such letter is attached hereto as Exhibit 99 and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

        99 -- Letter to Shareholders

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned, thereunto duly authorized, on November 17, 1994.

                                          POPE & TALBOT, INC.

                                          By     /s/  Carlos M. Lamadrid
                                             Name: Carlos M. Lamadrid
                                             Title:  Chief Financial Officer

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                               INDEX TO EXHIBITS

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    EXHIBIT
    NUMBER                                 DESCRIPTION
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
      99      Letter to Shareholders...............................................
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